UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2018

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6001 America Center Drive, 6th Floor, San Jose, CA	95002
(Address of Principal Executive Offices)	(Zip Code)

(408) 404-3600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01. Entry into a Definitive Material Agreement.
On February 1, 2018, Viavi Solutions Inc. (“VIAVI” or the “Company”) announced its entry into a Stock Purchase Agreement (the “Purchase Agreement”), by and among the Company and certain affiliates1 of Cobham plc, a private company limited by shares incorporated under the laws of England and Wales (“Cobham”) whereby the Company will purchase from the Sellers all of the outstanding equity interests of Aeroflex Wichita, Inc., a Delaware corporation; Aeroflex France SAS, Aeroflex Ireland Limited and Aeroflex Limited, (collectively, the “Acquired Companies”, and such transaction, the “Acquisition”). The Acquired Companies comprise Cobham’s Avcomm and Wireless Test and Measurement businesses, are affiliates of Cobham and were part of Cobham’s acquisition of Aeroflex Holding Corp. in September 2014.
Pursuant to the terms of the Purchase Agreement, VIAVI will pay to the Sellers a base purchase price of $455,000,000, subject to certain customary closing adjustments for cash, indebtedness, net working capital and transaction expenses. The Acquisition is expected to close subject to satisfaction of the closing conditions under the Purchase Agreement.
The Purchase Agreement contains customary representations and warranties made by each of VIAVI and the Sellers, and also contains customary covenants and agreements, including, among others, agreements by the Sellers, to cause the Acquired Companies to conduct their businesses in the ordinary course consistent with past practice during the period between the execution of the Purchase Agreement and the closing of the Acquisition, and to comply with certain covenants regarding the operation of the business. Subject to certain limitation, the Sellers are required to indemnify VIAVI for losses resulting from breaches of certain representation and warranties made by the Sellers in the Purchase Agreement. To supplement the indemnification provided by the Sellers, VIAVI has obtained representation and warranty insurance, subject to exclusions, policy limits and certain other terms and conditions.
The closing of the Acquisition is subject to a number of conditions specified in the Purchase Agreement, including, among others, (1) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (2) the absence of an order, decree or injunction of a court of competent jurisdiction in effect preventing the consummation of the Acquisition, (3) the accuracy of the other party’s representations and warranties contained in the Purchase Agreement (subject to certain materiality qualifications set forth in the Purchase Agreement), (4) the other party’s compliance with or performance of its pre-closing covenants, conditions and agreements contained in the Purchase Agreement in all material respects and (5) the absence of a material adverse effect on the Acquired Companies and their subsidiaries.
In connection with the entry into the Purchase Agreement, the Sellers and VIAVI have agreed that, concurrently with the closing of the Acquisition, the Sellers and the Acquired Companies will enter into a transition services agreement, pursuant to which the Sellers and the Acquired Companies will provide each other certain services, for specified periods to accommodate the transition of Cobham’s Avcomm and Wireless Test and Measurement businesses to VIAVI.
The foregoing summary of the Purchase Agreement and the Acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference. The Purchase Agreement has been filed to provide investors and securityholders with information regarding its terms and conditions. It is not intended to provide any other information about the Acquired Companies, the Sellers, Cobham or VIAVI. The Purchase Agreement contains representations, warranties and covenants of the parties thereto made to and solely for the benefit of each other, and such representations, warranties and covenants may be subject to materiality and other qualifiers applicable to the contracting parties that differ from those that may be viewed as material to investors. The assertions embodied in those representations, warranties and covenants are qualified by information in confidential disclosure schedules that the Sellers delivered in connection with the execution of the Purchase Agreement and were made as of the date of the Purchase Agreement and as of the closing of the Acquisition, except those made as of a specified date. Accordingly, investors and securityholders should not rely on the representations, warranties and covenants as characterizations of the actual state of facts. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the VIAVI’s public disclosures.
Item 7.01 Regulation FD Disclosure.
On February 1, 2018, VIAVI issued a press release announcing the Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 7.01.
The information in Item 7.01 on this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished to the Securities and Exchange Commission pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act’), or otherwise subject to the liabilities of that Section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Forward-Looking Statements
This Current Report on Form 8-K and the exhibits incorporated by reference herein contain forward-looking statements as defined in the Securities Exchange Act of 1934 and are subject to the safe harbors created therein. The forward-looking statements contained herein and therein include, but are not limited to, information regarding the ability of VIAVI and the Sellers to complete the Acquisition, including the satisfaction of the conditions to the consummation of the Acquisition, and VIAVI’s estimated or anticipated future results of operations. These forward-looking statements involve risks and uncertainties that could cause VIAVI’s results to differ materially from management’s current expectations. Such risks and uncertainties include, but are not limited to, unforeseen changes in the strength of customers’ businesses; unforeseen changes in the demand for current and new products, technologies, and services; customer purchasing decisions and timing; unforeseen changes in future revenues, earnings and profitability of VIAVI or the Acquired Companies; the risk that VIAVI is not able to realize the savings or benefits expected from integration of the Acquired Companies; the risk that the required regulatory approvals for the proposed Acquisition are not obtained, are delayed or are subject to conditions that are not anticipated; and those risks and uncertainties discussed in VIAVI’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 29, 2017 and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 8, 2017.

1The affiliates are IFR Systems, Inc., a Delaware corporation (“IFR”), Lockman Electronic Holdings Limited, a private company limited by shares incorporated under the laws of England and Wales (“Lockman”), and Aeroflex Test Solutions Limited, a private company limited by shares incorporated under the laws of England and Wales (“ATS” and, together with IFR and Lockman, the “Sellers”).

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*	Stock Purchase Agreement by and among IFR Systems, Inc., Lockman Electronic Holdings Limited, Aeroflex Test Solutions Limited and Viavi Solutions Inc., dated as of February 1, 2018
99.1	Press Release issued by VIAVI on February 1, 2018

*
The schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viavi Solutions Inc.

	By:	/s/ Kevin Siebert
Kevin Siebert
Senior Vice President, General Counsel and Secretary

February 2, 2018